UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2020

BOWX ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39419	85-1144904
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2400 Sand Hill Rd., Suite 200

Menlo Park, CA 94025

(Address of Principal Executive Offices) (Zip Code)

(650) 352-4877

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	BOWXU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BOWX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BOWXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 4, 2020 the Registration Statement on Form S-1 (SEC File No. 333-239941) (the “Registration Statement”) relating to the initial public offering of units of BowX Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On August 4, 2020, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated August 4, 2020 as filed with the SEC on August 6, 2020. This Current Report on Form 8-K is being filed solely to file such executed agreements, the state-filed amended and restated certificate of incorporation and press release announcing the pricing of the offering.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between the Company and UBS Securities LLC, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Registration Rights Agreement between the Company and certain security holders.

10.3	Administrative Services Agreement between the Company and Bow Capital Management LLC.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2020

BOWX ACQUISITION CORP.

By:	/s/ Vivek Ranadive
	Name:	Vivek Ranadive
	Title:	Chairman and Co-Chief Executive Officer

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